Exhibit 10.73

Aethlon Medical, Inc.

2012 Non-Employee Directors Compensation Program

as Modified on August 9, 2016

On August 9, 2016, the Compensation Committee of the Board of Directors (the “Board”) of Aethlon Medical, Inc. (the “Company”) recommended to the Board that the Company’s 2012 Non-Employee Directors Compensation Program be modified in its entirety as follows:

A.	Restricted Stock Units/Stock Options

1.	New Eligible Directors: A new eligible director will receive an initial grant of $50,000 worth of restricted stock units or, at the discretion of the Board, options to acquire shares of common stock. Restricted stock units granted under this provision will be valued based on the average of the closing prices of the common stock for the five trading days preceding and including the date of grant and will vest at a rate determined by the Board in its discretion. Options granted under this provision will be valued at the exercise price, which will be based on the average of the closing prices of the common stock for the five trading days preceding and including the date of grant. Such options will have a term of ten years and will vest at a rate determined by the Board in its discretion.

2.	Existing Eligible Directors: At the beginning of each fiscal year, each existing eligible director will receive a grant of $35,000 worth of restricted stock units or, at the discretion of the Board, options to acquire shares of common stock. Restricted stock units granted under this provision will be valued based on the average of the closing prices of the common stock for the five trading days preceding and including the first day of the fiscal year (or preceding and including the date of grant, if such grant is not made on the first day of the fiscal year) and will vest at a rate determined by the Board in its discretion. Options granted under this provision will be valued at the exercise price, which will be based on the average of the closing prices of the common stock for the five trading days preceding and including the first day of the fiscal year (or preceding and including the date of grant, if such grant is not made on the first day of the fiscal year). Such options will have a term of ten years and will vest at a rate determined by the Board in its discretion.

B.	Compensation

1.	Eligible Director Annual Retainer: Eligible directors will receive an annual board retainer fee of $30,000.

2.	Audit Committee Annual Retainer: Each member of the Audit Committee will receive an annual retainer fee of $4,000, except for the Chair of the Audit Committee, who will receive an annual retainer of $5,000.

3.	Compensation Committee Annual Retainer: Each member of the Compensation Committee will receive an annual retainer fee of $4,000, except for the Chair of the Compensation Committee, who will receive an annual retainer of $5,000.

4.	Lead Independent Director: The Lead Independent Director will receive an annual retainer of $15,000.

The Board unanimously approved the Compensation Committee’s recommendation with the eligible directors abstaining.

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Aethlon Medical, Inc.

2012 Non-Employee Directors Compensation Program

as Modified on June 5, 2014

On June 5, 2014, the Compensation Committee of the Board of Directors (the “Board”) of Aethlon Medical, Inc. (the “Company”) recommended to the Board that the Company’s 2012 Non-Employee Directors Compensation Program be modified in its entirety as follows:

A.	Stock Options

1.	New Eligible Directors: A new eligible director will receive an initial grant of $50,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. These options will have a term of ten years and will vest 1/3 upon grant and 1/3 upon each of the first two anniversaries of the date of grant.

2.	Existing Eligible Directors: At the beginning of each fiscal year, each existing eligible director will receive a grant of $35,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year These options will have a term of ten years and will vest on the first anniversary of the date of grant.

B.	Compensation

1.	Eligible Director Annual Retainer: Eligible directors will receive an annual board retainer fee of $30,000.

2.	Audit Committee Annual Retainer: Each member of the Audit Committee will receive an annual retainer fee of $4,000, except for the Chair of the Audit Committee, who will receive an annual retainer of $5,000.

3.	Compensation Committee Annual Retainer: Each member of the Compensation Committee will receive an annual retainer fee of $4,000, except for the Chair of the Compensation Committee, who will receive an annual retainer of $5,000.

4.	Lead Independent Director: The Lead Independent Director will receive an annual retainer of $15,000.

The Board unanimously approved the Compensation Committee’s recommendation with the eligible directors abstaining.

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Aethlon Medical, Inc.

2012 Non-Employee Directors Compensation Program

as Adopted on July 24, 2012

On July 24, 2012, the Board of Directors (the “Board”) of Aethlon Medical, Inc. (the “Company”) adopted the Company’s 2012 Non-Employee Directors Compensation Program, which modified in its entirety the Company’s 2005 Directors Compensation Program, as follows:

A.	Stock Options

1.	Existing Eligible Directors: At the beginning of each fiscal year, each existing eligible director will receive a grant of $35,000 worth of options to acquire shares of common stock, with such grant being valued at the exercise price based on the average of the closing bid prices of the common stock for the five trading days preceding the first day of the fiscal year. These options will have a term of ten years and will vest as follow: $10,000 will vest immediately upon the date of grant and $20,000 will vest on the first anniversary of the date of grant contingent upon each eligible director attending not less than 80% of the Board meetings conducted during the ensuing fiscal year.

B.	Compensation

1.	Board Meetings: Eligible directors will receive $1,000 for each Board meeting attended.

2.	Committee Meetings: Eligible directors will receive $500 for each Committee meeting attended.

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